Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 28, 2016
Vertical Bridge Holdings, LLC
750 Park of Commerce Drive, Suite 200
Boca Raton, Florida 33487
Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Vertical Bridge Holdings, LLC (the “Company”) and Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of wireless communication sites and the related tenant leases in conjunction with the proposed offering of Vertical Bridge CC, LLC Secured Tower Revenue Notes, Series 2016-2 (the “Transaction”).
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures
Sample Selection Procedures:
On July 27, 2016, representatives of the Company provided us with a listing (the “Site Listing”) consisting of, as represented to us by the Company, (i) 381 owned and operated wireless communication sites and (ii) 120 wireless communication sites under a marketing agreement (collectively, the “Initial Tower Sites”). At your instruction, we (i) selected the twenty-five Initial Tower Sites with the highest annualized run rate net cash flow as set forth on the Site Listing (the “Top 25 Selected Sites”) and (ii) randomly selected an additional 100 Initial Tower Sites (the “100 Random Selected Sites”) from the remaining Initial Tower Sites set forth on the Site Listing. Additionally, on September 8, 2016, representatives of Guggenheim, on behalf of the Company, provided us with an additional listing of five wireless communication sites (the “Cherry Creek Selected Sites”). The Top 25 Selected Sites, 100 Random Selected Sites and Cherry Creek Selected Sites are collectively referred to herein as the “Selected Sites.”
Further, representatives of the Company provided us (i) on September 7, 2016, with a computer-generated data file and related record layout (the “Initial Data File”) containing data with respect to 411 wireless communication sites (the “Tower Sites”) and the related 911 tenant leases (the “Tenant Leases”) associated with the Tower Sites and (ii) on September 26, 2016 and September 27, 2016, with supplemental data files containing information regarding the basic trade area, management fee, annual maintenance cap expense, annualized run rate net cash flow, ground interest and investment grade for each of the Tower Sites or Tenant Leases, as applicable, included in the Initial Data File (collectively, the “Supplemental Data File”). We were instructed by representatives of the Company to append the Initial Data File with the information set forth on the Supplemental Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

The Statistical Data File included 129 of the 130 Selected Sites (the Selected Site indicated in Appendix A did not appear in the Statistical Data File). The remaining Selected Sites are herein referred to as the “Sample Sites.”
In addition, at the instruction of the Company, we selected all of the Tenant Leases related to each of the Sample Sites (the “Sample Tenant Leases”).
File Review Procedures of the Sample Sites:
For each of the Sample Sites, we performed comparisons of the tower site characteristics (the “Tower Site Characteristics”) set forth on the Statistical Data File and indicated below.
Tower Site Characteristics
1. Ground interest
2. Site name
3. Site state
4. Tower type
5. Tower height
6. Monthly revenue*
7. Monthly ground rent expense*
8. Monthly revenue share rent expense*
9. Monthly insurance allocation#
10. Monthly property tax amount#
11. Monthly utility expense#
12. Monthly monitoring expense#

13. Site operating expense#
14. Monthly maintenance expense#
15. Management fee#
16. CAM revenue#
17. Annual maintenance cap expense#
18. Annualized run rate net cash flow#
19. Ground lease expiration date@
20. Basic Trade Area (“BTA”)
21. Tenant count
22. Number of towers per site
23. Telephony lease count

* As of August 23, 2016
# As of June 30, 2016
@ For Sample Sites with a ground interest of “leased” set forth on the Title Insurance Policy.
We compared Tower Site Characteristic 1. to the “Title Insurance Policy.”
We compared Tower Site Characteristics 2. through 5. to photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”). Further, at your instruction, for purposes of such comparisons of Tower Site Characteristic 5, we did not perform any procedures for Sample Sites with a tower type of “SST on rooftop,” as set forth on the Title Insurance Policy.
With respect to Tower Site Characteristic 6., we summed the monthly revenue of each Sample Tenant Lease (Tenant Lease Characteristic 3. (as defined herein)) relating to each of the related Sample Sites and compared the results of each summation to the corresponding monthly revenue set forth on the Statistical Data File. Further, at your instruction, differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File were noted to be “in agreement.”
With respect to Tower Site Characteristics 7. and 8., for Sample Sites with a ground interest (as set forth on the Title Insurance Policy) of (i) “owned,” we observed a value of zero on the Statistical Data File or (ii) “leased,” we compared the monthly ground rent expense and monthly revenue share rent expense to the “Ground Lease Agreement.” Further, at your instruction, for purposes of such comparisons of Tower Site Characteristics 7 and 8, differences of 2.5% or less of the monthly ground rent expense or monthly revenue share rent expense, as applicable, indicated on the Statistical Data File were noted to be “in agreement.”

We compared Tower Site Characteristics 9. through 13. to the corresponding information set forth on the monthly expense worksheet as of June 30, 2016 (the “Unaudited Trial Balance”).
With respect to Tower Site Characteristic 14. we observed a monthly maintenance expense of (i) $231.94 for each Sample Site identified as part of the “iHeart Portfolio” (as set forth on the Statistical Data File) and (ii) $70.00 for each Sample Site identified as part of the “Cherry Creek Portfolio” (as set forth on the Statistical Data File).
With respect to Tower Site Characteristic 15., we recomputed the management fee as 6% of the product of (i) the difference between (a) monthly revenue (as determined above) and (b) monthly ground rent expense (as determined above) and (ii) 12.
With respect to Tower Site Characteristic 16., we summed the CAM revenue of each Sample Tenant Lease (Tenant Lease Characteristic 16.) related to each of the Sample Sites and compared the results of each summation to the CAM revenue set forth on the Statistical Data File.
With respect to Tower Site Characteristic 17., we observed an annualized maintenance cap expense of $700 per year on the Statistical Data File for each Sample Site.
With respect to Tower Site Characteristic 18., we recomputed the annualized run rate net cash flow as the difference between (a) the product of (i) the difference between monthly revenue (as determined above) and monthly ground rent expense (as determined above) and (ii) 12 and (b) the total the annual maintenance cap expense and the management fee (each as determined above). We compared the results of each calculation to the annualized run rate net cash flow set forth on the Statistical Data File.
We compared Tower Site Characteristic 19. to the Ground Lease Agreement. Further, at your instruction, for purposes of such comparisons, differences of thirty days or less are noted to be “in agreement.”
We compared Tower Site Characteristic 20. to a query prepared and delivered on September 23, 2016 by representatives of Guggenheim, on behalf of the Company (the “Basic Trade Area Query”).
With respect to Tower Site Characteristic 21., we summed the number of Sample Tenant Leases with respect to each Sample Tower Site set forth on the Statistical Data File and compared the results of each summation to the tenant count set forth on the Statistical Data File.
With respect to Tower Site Characteristic 22., we summed the number of towers with respect to each Sample Tower Site set forth on the Statistical Data File and compared the results of each summation to the number of towers per site set forth on the Statistical Data File.
With respect to Tower Site Characteristic 23., we summed the number of Sample Tenant Leases with a technology classification (Tenant Lease Characteristic 15 (as defined herein)) of “telephony” for each Sample Site and compared the results of each summation to the telephony lease count set forth on the Statistical Data File.
The tower site documents described above (including the Basic Trade Area Query) and any other related documents used in support of the Tower Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tower Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tower Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Tower Site Documentation. In addition, we make no representations as to whether the Tower Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:
For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Statistical Data File and indicated below.
Tenant Lease Characteristics
1. Parent	11. Final expiration date
2. Relationship name	12. Final expiration term (months)
3. Monthly revenue	13. Current term end (Months)
4. Lease commencement date	14. Escalation Amount
5. Lease current expiration date	15. Technology classification
6. Lease escalation frequency	16. CAM revenue*
7. Escalation type	17. Investment grade
8. Billing frequency	18. Annualized revenue
9. Total number of renewals	19. Annualized CAM revenue
10. Renewals remaining
* As of June 30, 2016
We compared Tenant Lease Characteristics 1. through 13. to the corresponding information set forth on or derived from the tenant lease agreement and amendments (collectively, the “Tenant Lease Agreement”). Further, at your instruction, for purposes of each comparison of Tenant Lease Characteristic 3., differences of 2.5% or less of the monthly revenue indicated on the Statistical Data File will be noted to be “in agreement.”
We compared Tenant Lease Characteristic 14. to the corresponding information on the Tenant Lease Agreement. For purposes of such comparison, in the instance in which the Tenant Lease Agreement refers to a variable escalation increase based on the Consumer Price Index (“CPI”), we compared the escalation amount to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).
We compared Tenant Lease Characteristic 15., to the Lease Agreement or tenant technology type classification coding chart provided to us by the Company (collectively, the “Technology Chart”).
We compared Tenant Lease Characteristic 16. to a query prepared and delivered on September 26, 2016 by representatives of the Company (the “CAM Revenue Query”).
We compared Tenant Lease Characteristic 17. to the parent investment ratings spreadsheet (the “Ratings Spreadsheet”) provided by Guggenheim on September 27, 2016.
With respect to Tenant Lease Characteristic 18., we recomputed the annualized revenue as the product of (i) the monthly revenue (as set forth on the Tenant Lease Agreement) and (ii) 12 and compared such results to the annualized revenue set forth on the Statistical Data File.
With respect to Tenant Lease Characteristic 19., we recomputed the annualized CAM revenue as the product of (i) the CAM revenue (as set forth on the CAM Revenue Query) and (ii) 12 and compared such results to the annualized CAM revenue set forth on the Statistical Data File.
The tenant lease documents indicated above (including the CAM Revenue Query) and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.
File Review Procedures of the Radio Stations:
On September 23, 2016, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Radio Station Data File”) containing data with respect to 372 iHeart radio stations (the “Radio Stations”) associated with the Transaction. For each Radio Station, we performed certain comparisons of the radio station characteristics (the “Radio Station Characteristics”) set forth on the Radio Station Data File and indicated below.
Radio Station Characteristics
1. Station call letters 2. Monthly rent 3. Radio Frequency

We compared Radio Station Characteristics 1. and 2. to the “Site Lease Agreement.”
At your instruction, we accessed the “FCC Website” (https://www.fcc.gov) on September 26, 2016 and compared Radio Station Characteristic 3. to the corresponding information set forth on the following links on the “FCC Website” for a radio frequency of (i) “FM” - (https://www.fcc.gov/media/radio/fm-query) and (ii) “AM” - https://www.fcc.gov/media/radio/am-query.
The radio station documents described above (including the FCC Website) and any other related documents used in support of the Radio Station Characteristics were provided to us by, or on the behalf of, the Company and are collectively referred to hereinafter as the “Radio Station Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Radio Station Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Radio Station Documentation. In addition, we make no representations as to whether the Radio Station Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Radio Stations.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Tower Site Characteristics and Tenant Lease Characteristics set forth on the Statistical Data File and the Radio Station Characteristics set forth on the Radio Station Data File were found to be in agreement, except as described in Appendix B for the Tower Site Characteristics, Appendix C for the Tenant Lease Characteristics and Appendix D for the Radio Station Characteristics. Supplemental information is contained on Appendix E through Appendix G.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Tower Sites, Tenant Leases or Radio Stations underlying the Statistical Data File or Radio Station Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Tower Sites or Tenant Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.
It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

The information provided to us, including the information set forth in the Statistical Data File and Radio Station Data File, is the responsibility of the Company.
We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.
Yours truly,
/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016.
In applying our agreed-upon procedures as outlined above, we noted that the following Selected Site was not included in the Statistical Data File:
US-NM-5012

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016.
Exception Description Number	Exception Description – Tower Site Characteristics

1	One difference in ground interest.
2	Three differences in tower type.
3	Five differences in tower height.
4	Two differences in monthly ground rent expense.
5	One difference in monthly revenue share rent expense.
6	One difference in ground lease expiration date.
7	Two differences in telephony lease count.
8	One instance in which we could not ascertain tower type.
9	Four instances in which we were not provided Engineering Records.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016.
In applying our agreed-upon procedures as outlined above for the Statistical Data File, we noted the following:
Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Two differences in monthly revenue.
2	One difference in lease commencement date.
3	Two differences in lease current expiration date.
4	Two differences in escalation type.
5	One difference in escalation amount.
6	Two difference in total number of renewals.
7	One difference in renewals remaining.
8	Seven differences in final expiration date.
9	Two differences in current term end (months).
10	Two difference in annualized revenue.
11	Seven differences in final expiration term (months).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016.
In applying our agreed-upon procedures as outlined above for the Statistical Data File, we noted the following:
Exception Description Number	Exception Description – Radio Station Characteristics
1	One difference in Station call letters.
2	Forty-nine difference in radio frequency.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016
Supplemental Information Related to the Findings Set Forth on Appendix B
Exception Description Number	Sample Site number	Tower Site Characteristic	Tower Site Characteristic set forth on the Statistical Data File	Tower Site Characteristic set forth on the Tower Site Documentation
1	US-OH-5068	Ground interest	Leased	Owned
2	US-RI-5002	Tower type	SST	Guyed
2	US-TN-5017	Tower type	SST	Guyed
2	US-OH-5085	Tower type	Guyed Tower	SST
3	US-AK-5003	Tower height	350.00 feet	334.30 feet
3	US-CA-5023	Tower height	325.80 feet	569.00 feet
3	US-MI-5046	Tower height	454.00 feet	500.00 feet
3	US-RI-5002	Tower height	402.00 feet	545.00 feet
3	US-MS-5007	Tower height	928.01 feet	1,021.00 feet
4	US-FL-5037	Monthly ground rent expense	$1,482.62	$3,000.00
4	US-OH-5066	Monthly ground rent expense	$530.48	$507.49
5	US-CA-5023	Monthly revenue share rent expense	$1,500.00	$0.00
6	US-TX-5064	Ground lease expiration date	5/31/2017	2/28/2019
7	US-PA-5009	Telephony lease count	1	0
7	US-VA-5026	Telephony lease count	6	5

In applying our agreed-upon procedures as outlined above, we were unable to ascertain the following Tower Site Characteristic for the respective Sample Site:
Exception
 Description
Number Sample Site number Tower Site Characteristic not ascertained
8 US-NM-5002 Tower Type
In applying our agreed-upon procedures as outlined above, we were not provided the Engineering Records for the following Samples Sites:
Exception
 Description
Number Sample Site number Tower Site Characteristics not verified
9 US-CA-4001 Site name, Site state, Tower type and Tower height
9 US-MD-5006 Site name, Site state, Tower type and Tower height
9 US-NH-5002 Site name, Site state, Tower type and Tower height
9 US-NH-5003 Site name, Site state, Tower type and Tower height
The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016
Supplemental Information Related to the Findings Set Forth on Appendix C
Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation
1	4729	Monthly revenue	$4,245.11	$4,188.48
1	3544	Monthly revenue	$4,197.50	$4,250.00
2	3452	Lease commencement date	2/19/1999	6/1/1998
3	3714	Lease current expiration date	12/31/2019	12/31/2016
3	3452	Lease current expiration date	2/18/2019	6/1/2018
4	3394	Escalation type	CPI	Percent
4	3424	Escalation type	None	Percent
5	3424	Escalation amount	0%	15%
6	3554	Total number of renewals	2	3
6	4138	Total number of renewals	2	3
7	3554	Renewals remaining	1	2
8	4127	Final expiration date	9/30/2026	9/30/2022
8	3436	Final expiration date	9/30/2039	9/30/2029
8	3554	Final expiration date	5/31/2022	5/31/2027
8	3545	Final expiration date	9/30/2024	9/30/2023
8	3704	Final expiration date	10/31/2098	10/31/2038
8	3452	Final expiration date	2/18/2019	6/1/2018
8	3682	Final expiration date	9/30/2024	9/30/2025
9	3714	Current term end (months)	41 months	5 months
9	3452	Current term end (months)	30 months	22 months
10	4729	Annualized revenue	$50,941.30	$50,261.75
10	3544	Annualized revenue	$50,370.00	$51,000.00
11	4127	Final expiration term (months)	122 months	74 months
11	3436	Final expiration term (months)	278 months	158 months
11	3554	Final expiration term (months)	70 months	130 months
11	3545	Final expiration term (months)	98 months	86 months
11	3704	Final expiration term (months)	987 months	267 months
11	3452	Final expiration term (months)	30 months	22 months
11	3682	Final expiration term (months)	98 months	110 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix G to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016
Supplemental Information Related to the Findings Set Forth on Appendix D
Exception Radio StationRadio Station Characteristic
Description     Radio Station Characteristic set forth onset forth on or derived from
Number numberRadio Station Characteristic   the Radio Station Data Filethe Site Lease Agreement
KBMR; KQDY; KXMR; 1 BIS-007 Station call letters KSSS; KYYY	KBMR; KQDY; KXMR; KSSS; KYYY; K529AF, KFYR

		Station Call		Radio Station	Radio Station
Exception	Radio	Letter set forth		Characteristic set	Characteristic set forth on
Description	Station	on the Site Lease	Radio Station	forth on the Radio	or derived from the FCC
Number	number	Agreement	Characteristic	Station Data File	Website

2	ABQ-018	K256CA	Radio frequency	FM	FX
2	ABQ-018	K251AU	Radio frequency	FM	FX
2	CHL-001	W224BR	Radio frequency	FM	FX
2	ELP-004	KTSM	Radio frequency	Not provided	FM
2	EWR-010	W275AT	Radio frequency	FX	Not provided
2	FPR-005	W248BW	Radio frequency	FM	Not provided
2	FRM-002	KCQL	Radio frequency	Not provided	AM
2	FRM-002	K299AJ	Radio frequency	FM	FX
2	FRM-002	K230AF	Radio frequency	FM	FX
2	FRM-009	K279BT	Radio frequency	FX	Not provided
2	GRB-003	W242CC	Radio frequency	FM	FX
2	GRF-001	KKXL	Radio frequency	Not provided	AM/FM
2	GRF-001	K253BK	Radio frequency	FM	FX
2	IAD-001	WKDW	Radio frequency	Not provided	FL
2	IAD-010	WKDW	Radio frequency	Not provided	FL
2	JAC-004	WJDX	Radio frequency	Not provided	FM
2	MAN-009	WGIR	Radio frequency	Not provided	FM
2	MCN-001	WPCH	Radio frequency	FM	AM
2	MCN-008	W277CL	Radio frequency	FM	FX
2	MCN-008	W247BW	Radio frequency	FM	FX
2	MCN-008	W240BK	Radio frequency	FM	FX
2	MIA-014	W228BV	Radio frequency	FM	FX
2	MIA-014	WBGG	Radio frequency	Not provided	FM
2	MIA-014	WMGE	Radio frequency	FM	AM
2	MIA-014	W228BY	Radio frequency	FM	FX
2	MNS-001	W227CS	Radio frequency	Not provided	FX
2	MNS-001	WMAN	Radio frequency	Not provided	FM
2	MNS-001	W232CO	Radio frequency	Not provided	FX
2	NOL-002	KVDU	Radio frequency	Not provided	FM
2	NOR-001	WKSA	Radio frequency	FM	Not provided
2	OGA-001	KOGA	Radio frequency	Not provided	FM
2	PMH-001	WPKX	Radio frequency	Not provided	AM
2	POU-002	WCTW	Radio frequency	Not provided	FM
2	POU-002	WZCR	Radio frequency	Not provided	FM
2	POU-002	W295BN	Radio frequency	Not provided	FX
2	PUB-001	KPHT	Radio frequency	Not provided	FM
2	RIC-002	W241AP	Radio frequency	Not provided	FX

		Station Call		Radio Station	Radio Station
Exception	Radio	Letters set forth		Characteristic set	Characteristic set forth on
Description	Station	on the Site Lease	Radio Station	forth on the Radio	or derived from the FCC
Number	number	Agreement	Characteristic	Station Data File	Website
2	RIC-002	W253BI	Radio frequency	Not provided	FX
2	ROA-002	WJJX	Radio frequency	Not provided	FM
2	ROA-010	WJJX	Radio frequency	Not provided	FM
2	SAR-004	WLTQ	Radio frequency	FM	AM
2	SAR-011	WDDV	Radio frequency	Not provided	AM
2	SAR-011	W286CQ	Radio frequency	Not provided	FX
2	SAR-011	WLTQ	Radio frequency	Not provided	AM
2	TMP-007	WFLF	Radio frequency	Not provided	FM
2	TOL-017	WCKY	Radio frequency	Not provided	FM
2	WOR-004	W249CU	Radio frequency	Not provided	FX
2	BIS-007	K529AF	Radio frequency	Not provided	FM
2	BIS-007	KFYR	Radio frequency	Not provided	AM

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.